Exhibit 32.1
                                                                    ------------

                         Provectus Pharmaceuticals, Inc.

                  Certification Pursuant to 18 U.S.C. ss. 1350
                           Section 906 Certifications


     Pursuant to 18 U.S.C.ss. 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, H. Craig Dees, Ph.D., the Chief Executive Officer of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and Peter R. Culpepper, the Chief Financial Officer of the Company, hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          This Certification is signed on August 16, 2004.


                                            /s/ H. Craig Dees
                                           -------------------------------------
                                           H. Craig Dees, Ph.D. Chief Executive
                                           Officer Provectus Pharmaceuticals,
                                           Inc.


                                            /s/ Peter R. Culpepper
                                           -------------------------------------
                                           Peter R. Culpepper
                                           Chief Financial Officer
                                           Provectus Pharmaceuticals, Inc.


     A signed original of this written statement required by Section 906 has been provided to Provectus Pharmaceuticals, Inc. and will be retained by Provectus Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.